Exhibit 99.1

Investor Presentation June 2026

Special Note Concerning Forward-Looking Statements. This document contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode”, “predict,” “suggest,” “project”, “appear,” “plan,” “intend,” “estimate,” ”annualize,” “may,” “will,” “would,” “could,” “should,” “likely,” “might,” “potential,” “continue,” “annualized,” “target,” “outlook,” as well as the negative forms of those words, or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, but are not limited to: (i) the strength of the local, state, national and international economies and financial markets, including effects of inflationary pressures, the threat or implementation of tariffs, immigration enforcement and changes in foreign policy; (ii) effects on the U.S. economy resulting from actions taken by federal and local governments, including changes in local, state and federal laws and regulations, the threat or implementation of tariffs, immigration enforcement and changes in foreign policy; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, military conflicts, acts of war or threats thereof (including the Russian invasion of Ukraine, ongoing conflicts in the Middle East, and other adverse external events that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control, and the response of the local, state and national governments to any such adverse external events; (iv) new or revised accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB, the Securities and Exchange Commission (the “SEC”) or the PCAOB; (v) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company’s commercial borrowers; (vi) increased competition in the financial services sector, including from non-bank competitors such as credit unions, private credit firms, fintech companies, and digital asset service providers and the inability to attract new customers; (vii) rapid technological changes implemented by us and our third-party vendors, including the development and implementation of tools incorporating artificial intelligence; (viii) unexpected results of acquisitions, including failure to realize the anticipated benefits of the acquisitions and the possibility that transaction and integration costs may be greater than anticipated; (ix) the loss of key executives and employees, talent shortages and employee turnover; (x) changes in consumer spending; (xi) unexpected outcomes and costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company; (xii) the economic impact on the Company and its customers of climate change, natural disasters and exceptional weather occurrences such as tornadoes, floods and blizzards; (xiii) fluctuations in the value of securities held in our securities portfolio, including as a result of changes in interest rates; (xiv) credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio and large loans to certain borrowers (including CRE loans); (xv) the overall health of the local and national real estate market; (xvi) the ability to maintain an adequate level of allowance for credit losses on loans; (xvii) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure; (xviii) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (xix) the level of non-performing assets on our balance sheet; (xx) interruptions involving our information technology and communications systems or third-party servicers; (xxi) the occurrence of fraudulent activity, breaches or failures of the Company’s or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (xxii) emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or customers; (xxiii) changes in the interest rates and repayment rates of the Company’s assets; (xxiv) the effectiveness of the Company’s risk management framework; and (xxv) the ability of the Company to manage the risks associated with the foregoing. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the SEC. FORWARD-LOOKING STATEMENTS These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. NON-GAAP FINANCIAL MEASURES

3 Our Vision Guides Us. Exceptional people providing extraordinary performance for our clients, shareholders, and communities. Our Mission Drives Us. We make financial dreams a reality. QCR Holdings, Inc. is a Midwest-based bank holding company, established in 1993, with a relationship-driven approach. We consistently deliver strong returns on average assets (ROAA) and boast a track record of profitable growth. Our unique and diversified noninterest income sources contribute to our upper quartile performance compared to industry peers. $9.5 billion in total assets $7.7 billion in Wealth Management AUM ~1,000 dedicated team members 35 locations across 3 states. WHO WE ARE

4 WHY INVEST Distinct Operating Model ✓ Local charter autonomy attracts the best bankers with customized solutions for clients ✓ Leading market position in demographically attractive and growing mid-sized metros Consistent Top Tier Financial Performance in Every Interest Rate Environment ✓ ~1.47% adjusted return on average assets over the last five years ✓ Tangible book value and earnings per share growth significantly above proxy peers with additional runway Diversified Sources of Income ✓ Robust wealth management and capital market income streams complement traditional fee income sources ✓ On average, ~33% of total revenue derived over the past 5 years has been from noninterest income compared to ~23% for Proxy Peers Disciplined Underwriting and Credit Culture ✓ Centralized credit policy-making ensures corporate best practices and maintains global asset quality of portfolio ✓ Overlapping members of credit committees formalizes institution-wide approach to credit Strong Management Team ✓ Experienced management team with decades of experience at QCRH in multiple organizational positions ✓ Track record of successfully navigating multiple cycles and integrating prudent acquisitions Delivering Shareholder Value ✓ Substantial stock price outperformance as compared to Proxy Peers over the short and long term ✓ Room for growth and history of delivering industry leading returns Source: S&P Capital IQ Pro. Five-year averages from 2021 to 2025.

5 QCR HOLDINGS IS A TOP PERFORMER Source: S&P Capital IQ Pro (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 4/6/2026; excludes merger targets. (2) Represents average GAAP ROAA from 2021Y through 2025Y. (3) Defined as having compounded annual growth in tangible book value per share from 12/31/2015 through 12/31/2025 greater than 10%. (4) Defined as having compounded annual growth in GAAP earnings per share from 2015 through 2025 greater than 15%. (5) Represents total shareholder return from 4/6/2016 through 4/6/2026. 10-Year TSR > 250%(5) 10-Year EPS CAGR > 15%(4) 10-Year TBVPS CAGR > 10%(3) 5-Year Average ROAA > 1.30%(2) Exchange Traded Depositories with Assets Between $1B and $20B(1) 10 Institutions 21 Institutions 52 Institutions 208 Institutions 7 Institutions (including QCRH)

6 Entity States/Region # Locations Deposits Market Share Quad City Bank & Trust Iowa/Illinois - Quad Cities 5 $2.3B #1 Cedar Rapids Bank & Trust Iowa -Cedar Rapids 8 $1.9B #1 Guaranty Bank Missouri - Springfield 14 $1.9B #2 Community State Bank Iowa - Des Moines/ Ankeny 9 $1.3B #7 Four distinct operating bank charters, managed by local veteran bankers, governed by local Boards of Directors with customized solutions by market 30% of our revenue was derived from noninterest income, totaling $29 million in Q2 2026 Low-Income Housing Tax Credit (“LIHTC”) Lending • Generates capital markets revenue from long-term permanent debt financing Wealth Management • Broad scope of services with recent expansion in southwest Missouri and central Iowa • $7.7 billion in AUM as of 6/30/2026 Correspondent Banking • Competitive deposit products • 188 banking relationships • Approximately $1.5 billion in liquidity TRADITIONAL BANKING DIFFERENTIATED BUSINESS LINES Note: Location, deposit data, and market share as of 6/30/25 DIFFERENTIATED BUSINESS LINES DRIVE OUTSTANDING RESULTS

7 $4.4 B $7.1 B 2020 2025 $4.6 B $7.2 B 2020 2025 $4.3 B $7.2 B 2020 2025 $32.16 $57.86 2020 2025 $3.96 $7.64 2020 2025 WE HAVE BUILT A TRACK RECORD OF GROWTH (1) Defined as total deposits less brokered deposits. Adjusted Earnings per Share 14% CAGR Tangle Book Value per Share Loans Core Deposits Assets Under Management (1) 12% CAGR 11% CAGR 9% CAGR 10% CAGR 6/30/26 YTD annualized: $8.36 6/30/26: $61.35 6/30/26: $7.0B 6/30/26: $7.3B 6/30/26: $7.7B

8 CONSISTENTLY DELIVERING EXCEPTIONAL SHAREHOLDER RETURNS THROUGH SUSTAINED, LONG-TERM GROWTH Note: Peer data source S&P Capital IQ Pro. Peers per proxy statement filed 4/9/26. Adjusted earnings per share and tangible book value per share as of 12/31/2025. (1) Represents stock price changes over the 5-year, 10-year, and 20-year periods ending 6/30/2026. Adjusted Earnings Per Share Tangible Book Value Per Share Stock Price Performance(1) 5-Year Growth 10-Year Growth 20-Year Growth 80% 20% QCRH Proxy Peer Median 208% 89% QCRH Proxy Peer Median 412% 261% QCRH Proxy Peer Median 102% 20% QCRH Proxy Peer Median 258% 95% QCRH Proxy Peer Median 465% 143% QCRH Proxy Peer Median 93% 49% QCRH Proxy Peer Median 284% 122% QCRH Proxy Peer Median 683% 258% QCRH Proxy Peer Median

9 QCRH Adjusted EPS ($) Adjusted EPS CAGR (%) 5-year 14.0% 9.2% 10-year 14.4% 7.8% 20-year 14.2% 3.5% Data as of 12/31/25. (1) KRX calculated as the median of the current 50 KRX constituents as of 6/30/2026. BUILDING A LONG-TERM EPS TRACK RECORD QCRH KRX(1) $0.92 $1.84 $1.79 $1.72 $1.99 $2.31 $2.66 $3.08 $3.66 $3.96 $6.27 $6.80 $6.82 $7.03 $7.64 $0 $3 $6 $9 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

10 Data as of 12/31/25. QCRH TBVPS ($) TBVPS (%) 5-year 12.5% 5.1% 10-year 11.9% 6.4% 20-year 8.5% 5.3% KRX(2) TOP TIER TANGIBLE BOOK VALUE PER SHARE GROWTH QCRH (1) TBVPS of $40.68, $47.15, $53.75 and 60.89 for 2022, 2023, 2024 and 2025, respectively, excludes the impact of AOCI. (2) KRX calculated as the median of the current 50 KRX constituents as of 6/30/2026. $15.92 $17.08 $14.29 $17.50 $18.81 $20.11 $22.70 $24.04 $28.15 $32.16 $38.02 $36.82 $43.81 $50.21 $57.86 $40.68 $47.15 $53.75 $60.89 $0 $20 $40 $60 $80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022(1) 2023(1) 2024(1) 2025 (1)

11 Adjusted Net Income/Earnings Per Share CONSISTENT IMPROVEMENT IN SHAREHOLDER RETURN Adjusted Net Income CAGR from 2020 – 2025: 15.4% • Top quartile ROAA and ROAE performance • Adjusted ROAA grew from 1.13% in 2020 to 1.39% in 2025 • Adjusted ROAE grew from 11.17% in 2020 to 12.19% in 2025 • Adjusted efficiency ratio improved from 66.25% in 2019 to 57.63% in 2025 $63 $100 $115 $115 $119 $130 $3.96 $6.27 $6.80 $6.82 $7.03 $7.64 $0.00 2020 2021 2022 2023 2024 2025 Adjusted Net Income Adjusted EPS Data as of 12/31/25

12 Our LIHTC business is unique and offers: • Strong pipelines built on relationships • Complexity which creates significant barriers to entry by competitors • Consistent source of revenue in all economic cycles • Strategic use of securitization and loan sales for long-term sustainability and growth LOW-INCOME HOUSING TAX CREDIT ("LIHTC") LENDING (1) Capital markets revenue includes both LIHTC and traditional swap fee income. (2) The high-point of the company's current 12-month guidance range is $70 million. $61.0 $41.3 $91.4 $70.1 $64.7 $26.1 $70.0 $0 $20 $40 $60 $80 $100 2021 2022 2023 2024 2025 6/30/26 (2) Guidance Fee Income Capital Markets Revenue (1) ($MM)

13 Borrower / Low Income Housing Project Tax Credit Equity Investors Tax Credits Equity Investment QCRH (Lender) Loan Payments Loan Strong Borrowers • Experienced low-income housing developers • Tax credit investors are primarily other banks and corporate investors • Back-to-back swaps on 15-year fixed rate loans for clients, while QCRH receives floating rate Overall Positive Impact • Helps QCRH manage interest rate risk • QCRH recognizes capital markets revenue • Increases the availability of much needed affordable housing • Significant contributor to CRA efforts LOW INCOME HOUSING TAX CREDIT LOANS Providing Municipal and Tax Credit Financing Solutions Back-to-Back Swap & Capital Markets Revenue

14 Built to last • Permanent federal program with four decades of bipartisan support • Scaled national market supporting repeat, multi-project developer relationships Consistent performance through cycles • ~97 percent national occupancy with strong debt service coverage • Stable cash flow across economic environments Structurally low credit risk • Negligible cumulative foreclosure history • Risk profile driven by experienced developers and program design Expanding pipelines • Recent program enhancements expected to increase affordable housing production • Reinforces long-term pipelines versus one-time transactions LIHTC: A DURABLE, RELATIONSHIP DRIVEN PLATFORM Long-term Legislative Support, Relationships with the Best Developers, Proven Track Record of Performance

15 LOW INCOME HOUSING TAX CREDIT LOANS Annual LIHTC Foreclosure Rate vs. Conventional Multifamily Delinquency Rate • Long track record of strong performance • Very low Loan-To-Values • Extremely low historical industry-wide defaults • Cumulative foreclosure rate of 0.19% since program inception in 1986 Data shown from the Cohn Reznick - Affordable House Credit Study, November 2025 LIHTC Industry Strength Offers:

16 Transaction Highlights • Executed five LIHTC loan securitizations totaling $930 million via Freddie Mac programs • Completed two LIHTC construction loan sales totaling $447 million to private investors Strategic Impact • Provide capacity to grow future LIHTC asset and capital markets revenue generation • Enhance liquidity and reduce funding costs • Maintain the LIHTC portfolio within our established concentration levels $1.1 $1.6 $1.7 $2.0 $2.4 $2.3 $0.3 $0.4 $0.3 $0.4 $0.0 $1.0 $2.0 $3.0 2021 2022 2023 2024 2025 6/30/26 Sold LIHTC LIHTC SECURITIZATION AND LOAN SALE HIGHLIGHTS Total LIHTC Loans ($B) Improved NIM Increased liquidity Strengthened capital Managing $10B threshold

17 $4.2 $3.6 $4.1 $4.9 $5.4 $5.8 $1.2 $1.0 $1.2 $1.4 $1.7 $1.9 $0 $2 $4 $6 $8 2021 2022 2023 2024 2025 6/30/26 Brokerage /IRA Trust/Inv Mgmt $4.6 $5.3 $6.3 $15.3 $14.5 $15.6 $17.9 $19.9 $22.5 $0 $6 $12 $18 $24 2021 2022 2023 2024 2025 6/30/26 (1) Assets Under Management ($B) Wealth Management Revenue ($M) • Diverse wealth management solutions serving a wide range of clients • Over 1,900 new relationships added over the last five years • Expanded Wealth Management business to Guaranty Bank charter in Q2 2023 and Community State Bank charter in Q2 2024 CAGR from 2021 – 6/30/26: 9.0% $5.4 $7.1 CAGR from 2021 – 6/30/26: 8.1% 206 321 340 340 Number of New Client Relationships Added WEALTH MANAGEMENT SERVICES Broad scope of services including financial planning, tax and custody services, investment management, estate consulting and trust administration. 469 $7.7 340 (1) (1) Annualized

18 $2.3 $3.2 $3.8 $4.9 $5.7 $6.1 $6.7 $8.5 $9.0 $9.5 $9.5 $0.6 $0.3 $0.6 $1.2 $0 $2 $4 $6 $8 $10 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 6/30/26 Acquired Assets Total Assets (1) Rockford Bank & Trust assets were removed from this data. CAGR from 2016 – 6/30/26: 16.0% Total Consolidated Assets ($B)(1) STRONG ASSET GROWTH Strong asset growth has been driven by a combination of organic growth and strategic acquisitions leading to high performing ROAA. Asset Distribution by Charter as of 6/30/26 24% 29% 29% 18%

19 CAGR from 2021 – 6/30/26: 9.4% Commercial Loans Represent 92% of the Loan Portfolio as of 6/30/26 LOAN GROWTH DRIVEN BY COMMERCIAL LENDING Loans ($B) $4.7 $6.1 $6.5 $6.8 $7.2 $7.0 $4.3 $5.7 $6.0 $6.3 $6.6 $6.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 2021 2022 2023 2024 2025 6/30/26 Total Loans Commercial Loans

20 DIVERSIFIED LOAN PORTFOLIO Loan Portfolio Composition ($MM) $7.0 Billion as of 6/30/26 Construction & Land Development ($MM) Multi-Family ($MM) (1) C&I includes direct financing leases C&I (1) 23% CRE - OO 8% CRE - NOO 14% Construction & Land Dev 17% Multi-Family 27% 1-4 Family RE 9% Consumer 2% Multi-familty - LIHTC 81% Multi-family - non LIHTC 19% Construction LIHTC 48% Commercial Construction 46% Residential Construction 1% Land Development 5%

21 • CRE is 59% of total loans • CRE-Office represents only 3% of Total Loans • 16 CRE-Office loans > $3 million (total of $83 million) • CRE-Office is primarily smaller facilities (three stories or less) and located within the QCRH footprint • Negligible non-performing CRE-Office loans of $2.7 million or 4 basis point of total loans and leases • Over 99% of all CRE loans are performing CRE and CRE Office Key Takeaways: OUR HIGH-PERFORMING CRE PORTFOLIO Balances are as of 6/30/26. Percentages are of total loans and leases. (1) Total CRE is calculated in alignment with regulatory definitions which exclude owner-occupied CRE. Percentages in the chart are as a percent of total loans. TOTAL CRE(1) $4.2 Billion CRE - Office 5% CRE - Non-Office 20% Construction & Land Dev 15% Multi-Family 9% LIHTC 37% LIHTC Construction 14%

22 NPAs / Assets ACL – Loans HFI/Total Loans (%) Focused on maintaining excellent asset quality: • Conservative reserves for credit losses • 55% of NPAs consist of five relationships • NPA % of total assets well below Company's 20-year historical average. STRONG CREDIT CULTURE 0.56% 0.27% 0.25% 0.05% 0.11% 0.40% 0.50% 0.45% 0.41% 0.00% 0.30% 0.60% 2018 2019 2020 2021 2022 2023 2024 2025 6/30/26 1.43% 1.33% 1.32% 1.24% 1.24% 1.23% 1.26%1.26% 1.24% 2022 2023 2024 2025 6/30/26 QCRH Proxy Peer Median

23 Core Deposits(1) Represent 98% of Total Deposits (1) Core deposits are defined as total deposits less brokered deposits. CONSISTENT DEPOSIT GROWTH Total Deposits ($B) CAGR from 2021 – 6/30/26: 9.7% $4.9 $6.0 $6.6 $7.1 $7.4 $7.4 $4.9 $5.9 $6.2 $6.7 $7.2 $7.3 $0 $3 $6 $9 2021 2022 2023 2024 2025 6/30/26 T ot a l De p osi t s C or e De p osi t s

24 Balances as of 6/30/26. TOTAL DEPOSIT COMPOSITION TOTAL $7.4 Billion TOTAL $7.4 Billion Treasury Management Solutions • Local dedicated teams of treasury management specialists • Market leading client-facing technology • Comprehensive fraud prevention applications • Innovative payment and disbursement services • Cash flow and receivables management Deposit Composition Deposit Base DDA 57% Brokered 2% Time Deposits 11% Savings 3% MMDA 27% Retail 24% Commercial 60% Brokered 2% Correspondent 14%

25 Successful subordinated debt raises in 2019, 2020 and 2022 bolstered total risk-based capital 9.87% 7.93% 8.75% 9.55% 10.33% 10.71% 14.77% 14.28% 14.29% 14.10% 14.19% 14.13% 10.76% 9.29% 9.67% 10.03% 10.52% 10.68% 0.00% 8.00% 16.00% 2021 2022 (1) 2023 2024 2025 6/30/26(2) TCE Ratio TRBC Ratio CET 1 Capital Ratios (1) Capital ratios impacted in Q2 of 2022 due to Guaranty Bank acquisition. (2) Our TCE ratio would equal 9.84% if adjusted for net unrealized losses after tax on our HTM bond portfolio. Our TRBC ratio would equal 13.24% if adjusted for AOCI and net unrealized losses after tax on our HTM bond portfolio. STRENGTHENING THE BALANCE SHEET FOR FUTURE GROWTH Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth Strong earnings and securitizations expand capital organically

26 M&A STRIKE ZONE A Disciplined Framework for Evaluating Acquisition Opportunities Year 1 Net Interest Income Exposure (2) Market Leadership • Path to top market share • Scalable franchise Compelling Financials • EPS & ROAA accretive • Limited TBV dilution Cultural & Management Fit • Proven leadership team • Consistent execution • Aligned values Geography • Current1 or contiguous states • Operational efficiencies • Existing brand adjacency Demographics • Affluent households • Population growth • MSA of 200K - 1MM Franchise Quality • $1B - $4B in total assets • Strong core deposits • Disciplined credit culture • Consistent profitability Market Profitability • High ROAA markets • Favorable deposit costs • Strong banking economics Business Climate • GDP growth • Business formation • Low unemployment Growth Opportunities • Wealth management • Treasury management • Diversified revenue streams (1) Excludes Illinois

27 $445 $594 $481 $607 $782 $673 $867 $1,169 $1,021 $1,281 $1,717 $1,342 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Total Loans Total Assets Core Deposits Pre-Acquisition as of 12/31/15 2021 Projection at Acquisition Actual as of 12/31/21 Actual as of 12/31/25 Community State Bank – Des Moines, IA ($MM) THE BENEFITS OF THE QCRH M&A MODEL $5.5 $9.1 $12.8 $19.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Net Income 11.2% CAGR 11.2% CAGR 10.8% CAGR 13.5% CAGR